SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 7, 2005

                                 DAG MEDIA, INC.
             (Exact name of Registrant as specified in its charter)

          New York                   000-25991                   13-3474831
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  125-10 Queens Boulevard Kew Gardens, NY 11415
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (718) 261-2799

                                       N/A
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

      On January 7, 2004, the Registrant issued a press release announcing a new operating plan and declaring a $.10 per share quarterly dividend during 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits:

Exhibit
Number                             Description
------                             -----------

99.1 Press release, dated January 7, 2005, announcing a new operating plan and declaring a $.10 per share quarterly dividend during 2005.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DAG MEDIA, INC.


                                          By: /s/ Yael Shimor-Golan
                                              ---------------------------
                                                  Yael Shimor-Golan
                                                  Chief Financial Officer

Dated: January 11, 2005